Fees Summary	Nov. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	25,238.69
Total Transaction Valuation	182,756,627.48
Total Offset Amount	0.00
Net Fee	$ 25,238.69